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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:  August 19, 2002


                            State Street Corporation
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             (Exact name of registrant as specified in its charter)


    Massachusetts                    0-5108                     04-2456637
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(State of Incorporation)    (Commission File Number)          (IRS Employer
                                                          Identification Number)


        225 Franklin Street, Boston, Massachusetts            02110
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         (Address of principal executive offices)           (Zip code)


Registrant's telephone number, including area code:  (617) 786-3000



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Item 5.  Other Events.

         On August 19, 2002, Registrant issued a clarifying press release regarding its policy on disclosure of possible transactions.

         The press release issued by Registrant in connection with the announcement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

              99.1     Form of press release dated August 19, 2002





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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STATE STREET CORPORATION

                                   /s/ Maureen Scannell Bateman
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                                   Name:  Maureen Scannell Bateman
                                   Title: Executive Vice President


Date: August 19, 2002




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                                 EXHIBIT INDEX

   Exhibit
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    99.1      Form of press release dated August 19, 2002